UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 East Belleview Avenue
Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 866 405-5012

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 20, 2026, Benjamin Adams notified The Western Union Company (the “Company”) of his intention to elect to participate in the Company’s Voluntary Retirement Program (as defined below) and depart from his position as Executive Vice President, Chief Legal Officer, effective November 2, 2026. During this notice period, Mr. Adams will continue to serve in his current role overseeing the legal, privacy, public policy and enterprise risk functions and assist the Company with the transition of his duties until his successor is appointed.

(e) In connection with his retirement, Mr. Adams has elected to participate in, and will be entitled to retirement benefits in accordance with, a Voluntary Retirement Program that was approved by the Compensation and Benefits Committee of the Board of Directors of the Company in 2026, which is applicable to certain eligible U.S.-based employees across the Company (the “Voluntary Retirement Program”). Under the Voluntary Retirement Program, eligible U.S.-based employees may elect to retire if, on or before December 31, 2027, they are at least 50 years of age, have completed at least five years of service, and have a combined age and years of service equal to at least 60 years. Following a three-month notice period and the execution and non-revocation of a release of claims in favor of the Company, such employees will receive: (i) six months of base salary; (ii) a prorated 2026 target annual incentive award; and (iii) continued vesting of outstanding equity awards in accordance with the applicable award agreements under The Western Union Company 2024 Long-Term Incentive Plan and The Western Union Company 2015 Long-Term Incentive Plan.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2026	THE WESTERN UNION COMPANY

	By:	/s/ Benjamin Adams
	Name:	Benjamin Adams
	Title:	Executive Vice President and Chief Legal Officer